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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: JANUARY 14, 2000
                                        ----------------
                        (Date of earliest event reported)


                      NATIONAL INFORMATION CONSORTIUM, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


         COLORADO                       000-26621                 52-2077581
----------------------------           -----------            -----------------
(State or other jurisdiction           (Commission            (I.R.S. employer
     of incorporation)                 file number)          identification no.)



12 Corporate Woods, 10975 Benson Street, Suite 390, Overland Park, Kansas 66210
--------------------------------------------------------------------------------
      (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code             (877) 234-3468
                                                              ----------------


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ITEM 5  OTHER EVENT.

                  On January 14, 2000, National Information Consortium, Inc., a Colorado corporation (the "Company"), issued two press releases, filed as Exhibits 99.1 and 99.2 to this report, respectively, announcing that the Company has entered into a definitive contract to merge its Application Services Division with Conquest Softworks, LLC and announcing that eFed, Inc., a wholly owned subsidiary of the Company, has entered into a letter of intent with Bank of America to form a jointly owned limited liability company for the purposes offering state and local governments the first Web-based business-to-business procurement, payment and reconciliation solution.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.


                  Exhibit No.       Description
                  -----------       -----------
                  99.1              Press Release of the Company, dated January
                                    14, 2000

                  99.2              Press Release of the Company, dated January
                                    14, 2000


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NATIONAL INFORMATION CONSORTIUM, INC.



                                         By:   /s/ Kevin Childress
                                            ---------------------------------
                                                  Kevin Childress
                                                  Chief Financial Officer


Date:  January 28, 2000